Investor Presentation: Third Quarter 2019

TABLE OF CONTENTS Safe Harbor and Other Information 3 Introduction 4 Our Brands 5 Our Journey 6 Our Transformation Initiatives 7 Our Fiscal 2020 Target 8 CEO Commentary 9 Income Statement 10 Sales Summary 11 Operating Expense 12 Income Statement Summary 13 Adjusted Non-GAAP Income Statement Summary 14 Capital Allocation 15 Share Repurchases and Dividends 16 Capital Expenditures and Free Cash Flow 18 Balance Sheet Summary 19 Global Store Network Optimization 20 Global Store Network 21 Quarterly Store Count Activity 26 Outlook 27 Fiscal 2019 and Fourth Quarter Fiscal 2019 Outlook 28 Appendix 29 2

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors disclosed in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended February 2, 2019, and in A&F's subsequently filed quarterly reports on Form 10-Q, in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2019 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on November 26, 2019 which is available in the "Investors" section of the company's website, located at corporate.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. As used in the presentation, "Abercrombie" refers to the company's Abercrombie & Fitch and abercrombie kids brands. Sub-totals and totals may not foot due to rounding. Net income and net income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. 3

INTRODUCTION 4

Abercrombie & Fitch Co.

A&F | a&f | gilly hicks

OUR BRANDS ALLOW CUSTOMERS AROUND THE WORLD TO EXPRESS THEIR INDIVIDUALITY AND STYLE



HOLLISTER ALSO CARRIES 'GILLY HICKS BY HOLLISTER' WHICH OFFERS INTIMATES, LOUNGEWEAR AND SLEEPWEAR.

Hollister

The quintessential retail brand of the global teen consumer, Hollister celebrates liberating the spirit of an endless summer inside everyone. Inspired by California's laidback attitude, Hollister's clothes are designed to be lived in and made your own, for wherever life takes you. Hollister provides an engaging, welcoming and unique shopping experience around the globe.

Abercrombie & Fitch

Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend. Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our global customers to feel confident, be comfortable and face their Fierce.

abercrombie kids

A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids' eyes, where play is life and every day is an opportunity to be anything and better everything.

5

OUR JOURNEY FISCAL 2019 IS THE SECOND YEAR OF OUR 'GROWING WHILE TRANSFORMING' PHASE PHASE 1 PHASE 2 PHASE 3 STABILIZING WHILE TRANSFORMING GROWING WHILE TRANSFORMING ACCELERATING GROWTH • BUILT THE FOUNDATION • COMPARABLE SALES GROWTH • EXPAND GLOBALLY • RETURNED TO GROWTH • GROSS PROFIT RATE EXPANSION • TAKE SHARE IN THE U.S. • CENTERED AROUND THE CUSTOMER • LEVERAGE EXPENSES • DEVELOPED PLAYBOOKS TO ALIGN PRODUCT, VOICE & EXPERIENCE 6

OUR TRANSFORMATION INITIATIVES OPTIMIZING OUR GLOBAL STORE NETWORK • RIGHTSIZING STORE FLEET AND ADAPTING TO THE EVOLVING ROLE OF THE STORE AS CUSTOMERS' SHOPPING PREFERENCES SHIFT ENHANCING DIGITAL AND OMNI-CHANNEL CAPABILITIES • CREATING BEST-IN-CLASS CUSTOMER EXPERIENCES WHILE GROWING PROFITABLY ACROSS CHANNELS INCREASING THE SPEED AND EFFICIENCY OF OUR CONCEPT-TO-CUSTOMER PRODUCT LIFE CYCLE • FURTHER INVESTMENT IN CAPABILITIES TO POSITION SUPPLY CHAIN FOR GREATER SPEED, AGILITY AND FLEXIBILITY • LEVERAGE DATA AND ANALYTICS TO OFFER THE RIGHT PRODUCT AT THE RIGHT TIME AND THE RIGHT PRICE IMPROVING OUR CUSTOMER ENGAGEMENT THROUGH OUR LOYALTY PROGRAMS AND MARKETING OPTIMIZATION • BETTER LEVERAGE DATA, INCLUDING OUR LOYALTY PROGRAMS, TO ENGAGE WITH CUSTOMERS ACROSS CHANNELS • DRIVE MORE EFFICIENT AND EFFECTIVE MARKETING SPEND 7

OUR FISCAL 2020 TARGET AS PRESENTED DURING OUR INVESTOR DAY ON APRIL 25, 2018 A LOW SINGLE-DIGIT SALES CAGR OPERATING EXPENSE MODEST FROM POSITIVE COMPARABLE SALES LEVERAGE GROSS PROFIT RATE AND GLOBAL MARKET EXPANSION EXPANSION DOUBLE FISCAL 2017 ADJUSTED NON-GAAP OPERATING INCOME MARGIN OF 2.9% 8

Q3 CEO COMMENTARY “We achieved another quarter of constant currency revenue growth and positive U.S. comps across brands, while maintaining tight expense management. Continued U.S. momentum was offset by challenges across several of our key international markets as well as a complicated global operating environment, which weighed on overall results. Despite these challenges, we ended the quarter with a balanced inventory position and have seen good response to our new assortments as weather has turned more seasonal, giving us confidence in our product and messaging for the important holiday period.” “While we are focused on the upcoming holiday season, we also continue to make progress against our long-term transformation initiatives including: delivering 34 new store experiences, keeping us on track for our goal of 85 for the year; continuing the global rollout of omni capabilities and new payment options; and building our customer and product-facing teams in the EMEA and APAC regions. These transformation initiatives, along with accelerating top line growth, are essential to achieving our 2020 profitability target.” 9

INCOME STATEMENT 10

Q3 NET SALES AND COMPARABLE SALES APPROXIMATELY FLAT TO LAST YEAR AND CONSTANT CURRENCY NET SALES INCREASED 1%* ABERCROMBIE 40.6% BRAND HOLLISTER ABERCROMBIE $515M $349M • 59.6% OF TOTAL NET SALES • 40.4% OF TOTAL NET SALES • NET SALES FLAT TO LAST YEAR • NET SALES UP 1% LAST YEAR • NEGATIVE COMPARABLE SALES OF 2% • POSITIVE COMPARABLE SALES OF 3% INTERNATIONAL 34.5% GEOGRAPHY UNITED STATES INTERNATIONAL $584M $280M • 67.6% OF TOTAL NET SALES • 32.4% OF TOTAL NET SALES • NET SALES UP 4% FROM LAST YEAR • NET SALES DOWN 6% FROM LAST YEAR • POSITIVE COMPARABLE SALES OF 3% • NEGATIVE COMPARABLE SALES OF 8% * Comparable sales are calculated on a constant currency basis and exclude revenue other than store and online sales. 11

Abercrombie & Fitch Co.

Q3 OPERATING EXPENSE

	GAAP 2019	% OF NET SALES	GAAP 2018	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$150,794	17.5%	$154,593	18.0%	(50)
ALL OTHER [2]	226,903	26.3%	217,266	25.2%	110
STORES AND DISTRIBUTION	377,697	43.7%	371,859	43.2%	50
MARKETING, GENERAL & ADMINISTRATIVE	114,075	13.2%	117,181	13.6%	(40)
FLAGSHIP STORE EXIT CHARGES	285	0.0%	—	0.0%	—
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	12,610	1.5%	656	0.1%	140
TOTAL	$504,667	58.4%	$489,696	56.9%	150

(in thousands)	NON-GAAP 2019*	% OF NET SALES	NON-GAAP 2018*	% OF NET SALES	Δ BPS [3]
STORE OCCUPANCY [1]	$150,794	17.5%	$154,593	18.0%	(50)
ALL OTHER [2]	226,903	26.3%	217,266	25.2%	110
STORES AND DISTRIBUTION	377,697	43.7%	371,859	43.2%	50
MARKETING, GENERAL & ADMINISTRATIVE	114,075	13.2%	120,186	14.0%	(80)
FLAGSHIP STORE EXIT CHARGES	285	0.0%	—	0.0%	—
ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE EXIT CHARGES	2,142	0.2%	656	0.1%	10
TOTAL	$494,199	57.2%	$492,701	57.2%	—

* Q3 adjusted non-GAAP operating expense for the current and prior periods are presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out of page 30.

(1) Includes operating lease costs, rent, other landlord charges, utilities, depreciation and other occupancy expense.

(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs.

(3) Rounded based on reported percentages.

12

Q3 INCOME STATEMENT SUMMARY % OF NET % OF NET (in thousands) 2019 SALES 2018 SALES NET SALES $863,472 100.0% $861,194 100.0% GROSS PROFIT (1) 518,931 60.1% 527,819 61.3% OPERATING EXPENSE 504,667 58.4% 489,696 56.9% OTHER OPERATING INCOME, NET (215) 0.0% (1,557) (0.2)% OPERATING INCOME 14,479 1.7% 39,680 4.6% INTEREST EXPENSE, NET 2,922 0.3% 2,857 0.3% INCOME BEFORE INCOME TAXES 11,557 1.3% 36,823 4.3% INCOME TAX EXPENSE 3,987 0.5% 12,047 1.4% NET INCOME $6,523 0.8% $23,919 2.8% NET INCOME PER SHARE BASIC $0.10 $0.36 DILUTED $0.10 $0.35 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 63,099 66,818 DILUTED 63,911 68,308 (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. 13

Q3 ADJUSTED INCOME STATEMENT SUMMARY* % OF NET % OF NET (in thousands) 2019 SALES 2018 SALES NET SALES $863,472 100.0% $861,194 100.0% GROSS PROFIT (1) 518,931 60.1% 527,819 61.3% OPERATING EXPENSE 494,199 57.2% 492,701 57.2% OTHER OPERATING INCOME, NET (215) 0.0% (1,557) (0.2)% OPERATING INCOME 24,947 2.9% 36,675 4.3% INTEREST EXPENSE, NET 2,922 0.3% 2,857 0.3% INCOME BEFORE INCOME TAXES 22,025 2.6% 33,818 3.9% INCOME TAX EXPENSE 6,472 0.7% 10,578 1.2% NET INCOME $14,506 1.7% $22,383 2.6% NET INCOME PER SHARE BASIC $0.23 $0.33 DILUTED $0.23 $0.33 WEIGHTED-AVERAGE SHARES OUTSTANDING BASIC 63,099 66,818 DILUTED 63,911 68,308 * The Q3 Adjusted Income Statement Summary is presented on an adjusted non-GAAP basis, and excludes the effect of certain items set out on page 30. (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. 14

CAPITAL ALLOCATION 15

RETURNED $102.5M TO SHAREHOLDERS IN FY 2019 THROUGH SHARE REPURCHASES AND DIVIDENDS* SHARE REPURCHASES (1) (in thousands, except NUMBER OF AVERAGE for average cost) SHARES COST COST DIVIDENDS TOTAL Q1 2019 — — — 13,246 13,246 Q2 2019 3,545 57,812 16.31 13,139 70,951 Q3 2019 412 5,730 13.92 12,574 18,304 YTD 2019 3,957 $63,542 $16.06 $38,959 $102,501 SHARE REPURCHASES (in thousands, except NUMBER OF AVERAGE for average cost) SHARES COST COST DIVIDENDS TOTAL Q1 2018 778 $18,670 $23.99 $13,642 $32,312 Q2 2018 969 25,000 25.80 13,554 38,554 Q3 2018 1,184 25,000 21.11 13,354 38,354 Q4 2018 — — — 13,164 13,164 FISCAL 2018 2,932 $68,670 $23.42 $53,714 $122,384 (1) At the end of the third quarter of fiscal 2019, the company had approximately 4.6 million shares remaining available for purchase under its publicly announced stock repurchase authorizations. * Amounts may not foot due to rounding. 16

SHARES OUTSTANDING AT THE END OF THE THIRD QUARTER OF FISCAL 2019, THE COMPANY HAD APPROXIMATELY 4.6 MILLION SHARES REMAINING AVAILABLE FOR PURCHASE UNDER ITS PUBLICLY ANNOUNCED STOCK REPURCHASE AUTHORIZATIONS. REPURCHASED ~ 0.4M SHARES IN Q3 2019 69,000,000 68,195,273 67,758,163 68,000,000 67,347,912 67,000,000 66,227,361 66,000,000 65,000,000 64,000,000 63,000,000 62,756,982 62,000,000 FY 2015 FY 2016 FY 2017 FY 2018 Q3 2019 ENDING SHARES OUTSTANDING (in thousandths) FY 2015 FY 2016 FY 2017 FY 2018 YTD 2019 SHARES REPURCHASED 2,461 — — 2,932 3,957 TOTAL COST $50,033 $— $— $68,670 $63,542 17

CONTINUED FOCUS ON FREE CASH FLOW NET CASH PROVIDED CAPITAL FREE (in thousands) BY OPERATING ACTIVITIES EXPENDITURES CASH FLOW (1) FY 2014 $300,629 $174,624 $126,005 FY 2015 $315,755 $143,199 $172,556 FY 2016 $185,169 $140,844 $44,325 FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 OUTLOOK: ~$130M STORES & (1) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash provided by operating activities, both ~$70M DTC, OMNI, of which are disclosed in the table above, preceding the measure of free cash flow. & OTHER YTD 2019 CAPITAL EXPENDITURES: ~$154M FY 2019 CAPITAL INVESTMENTS OUTLOOK: ~$200M 18

BALANCE SHEET SUMMARY NOVEMBER 2, 2019 (1) FEBRUARY 2, 2019 NOVEMBER 3, 2018 CASH & EQUIVALENTS CASH AND EQUIVALENTS $410,775 $723,135 $520,523 $411M AS RECEIVABLES 92,736 73,112 87,714 COMPARED TO $521M LAST YEAR INVENTORIES 590,883 437,879 572,173 OTHER CURRENT ASSETS 86,275 101,824 109,888 TOTAL CURRENT ASSETS $1,180,669 $1,335,950 $1,290,298 PROPERTY AND EQUIPMENT, NET 665,862 694,855 684,527 INVENTORIES UP 3% OPERATING LEASE RIGHT-OF-USE ASSETS 1,223,512 — — FROM LAST YEAR OTHER ASSETS 415,962 354,788 360,804 TOTAL ASSETS $3,486,005 $2,385,593 $2,335,629 ACCOUNTS PAYABLE $269,578 $226,878 $266,933 ACCRUED EXPENSES 269,334 293,579 293,410 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 284,694 — — SHORT-TERM PORTION OF DEFERRED LEASE CREDITS — 19,558 19,465 INCOME TAXES PAYABLE 13,728 18,902 10,360 GROSS BORROWINGS $243M AS COMPARED TOTAL CURRENT LIABILITIES $837,334 $558,917 $590,168 TO $253M LAST YEAR LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 1,234,502 — — LONG-TERM PORTION OF BORROWINGS, NET 241,343 250,439 250,142 LONG-TERM PORTION OF DEFERRED LEASE CREDITS — 76,134 79,667 LEASEHOLD FINANCING OBLIGATIONS — 46,337 46,081 OTHER LIABILITIES 178,460 235,145 235,281 TOTAL LONG-TERM LIABILITIES $1,654,305 $608,055 $611,171 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 983,512 1,208,900 1,124,470 NONCONTROLLING INTEREST 10,854 9,721 9,820 TOTAL STOCKHOLDERS' EQUITY $994,366 $1,218,621 $1,134,290 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,486,005 $2,385,593 $2,335,629 (1) The company adopted the new lease accounting standard in the first quarter of fiscal 2019 using a modified retrospective transition method and 19 elected the option to not restate comparative period financial statements.

GLOBAL STORE NETWORK OPTIMIZATION 20

GLOBAL STORE NETWORK: 881 STORES AS OF Q3 EXCLUDING 16 INTERNATIONAL FRANCHISE STORES ACROSS BRANDS 18 126 CANADA EUROPE 677 10 50 UNITED STATES MIDDLE EAST ASIA 554 HOLLISTER 327 ABERCROMBIE 21

GLOBAL STORE NETWORK: OPTIMIZING STORE FLEET OVER 1/3 GLOBAL FLEETRD OF IN UPDATED 932 FORMATS 898 881 900 868 861 800 713 700 648 Q3 2019 STORE FLEET DETAIL 575 HOLLISTER ABERCROMBIE TOTAL COMPANY 600 512 # OF % OF # OF % OF # OF % OF 500 464 STORES FLEET STORES FLEET STORES FLEET LEGACY STORES 246 44% 218 67% 464 53% 400 332 UPDATED FORMATS 280 51% 52 16% 332 38% 300 263 202 OUTLETS 27 5% 41 13% 68 8% 200 156 126 FLAGSHIPS 1 —% 16 5% 17 2% 74 100 72 67 68 72 TOTAL 554 100% 327 100% 881 100% 0 21 20 19 19 17 FY 2015 FY 2016 FY 2017 FY 2018 Q3 2019 Total stores Total stores with updated formats Total old format chain stores Total outlet stores Total flagship stores 22

GLOBAL STORE NETWORK: REDUCING GROSS SQUARE FOOTAGE HOLLISTER ABERCROMBIE TOTAL COMPANY U.S. INTERNATIONAL U.S. INTERNATIONAL U.S. INTERNATIONAL TOTAL FY 2015 2,856 1,183 2,634 619 5,490 1,802 7,292 FY 2016 2,737 1,218 2,411 641 5,148 1,859 7,007 % CHANGE (4)% 3% (8)% 4% (6)% 3% (4)% CLOSED PEDDER A&F FLAGSHIP IN FY 2017 FY 2017 2,681 1,200 2,210 619 4,891 1,819 6,710 % CHANGE (2)% (1)% (8)% (3)% (5)% (2)% (4)% FY 2018 2,658 1,234 2,028 646 4,686 1,880 6,566 % CHANGE (1)% 3% (8)% 4% (4)% 3% (2)% CLOSED SOHO HOLLISTER & COPENHAGEN Q3 2019 2,659 1,261 2,001 635 4,660 1,896 6,556 A&F FLAGSHIPS IN FY 2019 % CHANGE —% 2% (1)% (2)% (1)% 1% —% 23

Abercrombie & Fitch Co.
A&F | a&f | gilly hicks

GLOBAL STORE NETWORK: FLAGSHIPS

FISCAL 2019 FLAGSHIP CLOSURES & FUTURE NATUAL LEASE EXPIRATION CADENCE*


7
6
5
4
3
2
1
0
3 (1)
4 (2)
7
4
FY 2019
FY 2020
FY 2021-2024
FY 2025+

* This table excludes the abercrombie kids Savile Row, London, United Kingdom flagship location, as its closure date has not been finalized.

(1) Includes the A&F Copenhagen, Denmark, the A&F Milan, Italy and the Hollister SoHo, New York City locations.

(2) Includes the A&F Fukuoka, Japan and the A&F 5th Avenue, New York City locations.

P&L IMPACT OF FLAGSHIP STORES

Entered fiscal 2019 with 19 flagships after closing the A&F Pedder location in fiscal 2017. In fiscal 2018, these 19 flagships' combined 4-wall operating margin adversely impacted operating margin by 110 basis points and adversely impacted comparable sales by 120 basis points.

Fiscal 2019 flagship closures, whose combined 4-wall operating margin adversely impacted fiscal 2018 operating margin by 30 basis points, include:

- A&F Copenhagen, Denmark (Q1 2019);
- Hollister SoHo, New York CIty (Q2 2019); and
- A&F Milan, Italy (expected to close by the end of fiscal 2019)

In addition to the A&F Fukuoka, Japan and A&F 5th Avenue, New York City flagship locations, two additional flagships are available for closure in fiscal 2020 through natural lease expirations. These four flagships' 4-wall operating margin adversely impacted fiscal 2018 operating margin by 10 basis points.

24

GLOBAL STORE NETWORK OPTIMIZATION Q3 2019 ACTIVITY HOLLISTER ABERCROMBIE (1) TOTAL COMPANY NEW STORES 7 11 18 REMODELS 10 — 10 RIGHT-SIZES 2 4 6 TOTAL NEW EXPERIENCES 19 15 34 STORE CLOSURES — — — (1) Includes seven new stores and two right-sizes related to the abercrombie kids brand. (1) APPROXIMATELYRD OF FULL YEAR 2019 OUTLOOK 1/3 (2) OPENINGS ARE HOLLISTER ABERCROMBIE TOTAL COMPANY INTERNATIONAL NEW STORES 20 20 40 REMODELS 25 — 25 RIGHT-SIZES 10 10 20 CLOSURES PRIMARILY IN TOTAL NEW EXPERIENCES 55 30 85 THE U.S. STORE CLOSURES UP TO 40 (1) Actual new store experiences for fiscal 2019 may differ from expectations. (2) Includes 15 new stores and five right-sizes related to the abercrombie kids brand. 25

Q3 STORE COUNT ACTIVITY UNITED MIDDLE TOTAL COMPANY TOTAL STATES CANADA EUROPE ASIA EAST END OF Q2 2019 863 663 18 123 49 10 OPENINGS 18 14 — 3 1 — CLOSINGS — — — — — — END OF Q3 2019 881 677 18 126 50 10 HOLLISTER (1) END OF Q2 2019 547 395 11 105 30 6 OPENINGS 7 5 — 2 — — CLOSINGS — — — — — — END OF Q3 2019 554 400 11 107 30 6 ABERCROMBIE (2) END OF Q2 2019 316 268 7 18 19 4 OPENINGS 11 9 — 1 1 — CLOSINGS — — — — — — END OF Q3 2019 327 277 7 19 20 4 (1) Locations with Gilly Hicks carveouts within Hollister stores are represented as a single store count. Excludes nine international franchise stores as of each of November 2, 2019 and August 3, 2019 and eight as of February 2, 2019. Excludes 10 U.S. company operated temporary stores as of November 2, 2019 and six as of August 3, 2019. (2) Abercrombie includes the company's Abercrombie & Fitch and abercrombie kids brands. Locations with abercrombie kids carveouts within Abercrombie & Fitch stores are represented as a single store count. Excludes seven international franchise stores as of each of November 2, 2019, August 3, 2019 and February 2, 2019. Excludes seven U.S. company operated abercrombie kids temporary stores as of November 2, 2019 and four as of August 3, 2019. 26

OUTLOOK 27

FISCAL 2019 OUTLOOK PREVIOUS FULL YEAR OUTLOOK CURRENT FULL YEAR OUTLOOK NET SALES (1) IN THE RANGE OF FLAT TO UP 2% IN THE RANGE OF FLAT TO UP 1% CHANGES IN FOREIGN CURRENCY $45M ADVERSE IMPACT TO NET SALES $40M ADVERSE IMPACT TO NET SALES COMPARABLE SALES (2) IN THE RANGE OF FLAT TO UP 2% IN THE RANGE OF FLAT TO UP 1% GROSS PROFIT RATE (3) DOWN IN THE RANGE OF 50 TO 90 BASIS POINTS DOWN APPROXIMATELY 100 BASIS POINTS GAAP OPERATING EXPENSE (4) UP IN THE RANGE OF 2% TO 3% * WEIGHTED AVERAGE DILUTED SHARES (5) APPROXIMATELY 66M SHARES * EFFECTIVE TAX RATE MID 20S * CAPITAL INVESTMENTS APPROXIMATELY $200M * * No change from the previous outlook. (1) Includes the adverse impact from changes in foreign currency exchange rates of approximately $40 million. (2) Comparable sales are calculated on a constant currency basis. (3) As compared to fiscal 2018 gross profit rate of 60.2%, reflecting the combined adverse impact from changes in foreign currency exchange rates and China tariffs of approximately 40 basis points. (4) As compared to fiscal 2018 adjusted non-GAAP operating expense of $2.03 billion. Excludes other operating income, net. Fiscal 2019 includes second quarter flagship store exit charges of approximately $45 million and third quarter asset impairment charges of $13 million. (5) Excludes the effect of potential share buybacks. FOURTH QUARTER OUTLOOK NET SALES (1) IN THE RANGE OF FLAT TO UP 2% CHANGES IN FOREIGN CURRENCY $5M ADVERSE IMPACT TO NET SALES COMPARABLE SALES (2) IN THE RANGE OF FLAT TO UP 2% GROSS PROFIT RATE (3) DOWN APPROXIMATELY 150 BASIS POINTS GAAP OPERATING EXPENSE (4) IN THE RANGE OF FLAT TO UP 2% EFFECTIVE TAX RATE MID-TO-UPPER 20S (1) Includes the adverse impact from changes in foreign currency exchange rates of approximately $5 million. (2) Comparable sales are calculated on a constant currency basis. (3) As compared to fiscal 2018 gross profit rate of 59.1%, reflecting the combined adverse impact from changes in foreign currency exchange rates and China tariffs of approximately 70 basis points. (4) As compared to fiscal 2018 adjusted non-GAAP operating expense of $555 million. 28

APPENDIX 29

EXCLUDED ITEMS (in thousands) Q1 2019 Q2 2019 Q3 2019 YTD 2019 ASSET IMPAIRMENT $— $— $10,468 $10,468 TAX EFFECT (1) — — (2,485) (2,485) TOTAL EXCLUDED ITEMS $— $— $7,983 $7,983 (in thousands) Q1 2018 Q2 2018 Q3 2018 Q4 2018 FY 2018 LEGAL CHARGES $5,600 $— $(3,005) $— $2,595 ASSET IMPAIRMENT — 8,671 — — 8,671 PRE-TAX EXCLUDED ITEMS 5,600 8,671 (3,005) — 11,266 TAX EFFECT (1) (1,541) (2,689) 1,064 683 (2,483) TAX CUTS AND JOBS ACT OF 2017 — 2,042 405 (5,982) (3,535) TOTAL EXCLUDED ITEMS $4,059 $8,024 $(1,536) $(5,299) $5,248 (1) The tax effect of excluded items is the difference between the tax provision calculation on a GAAP basis and an adjusted non-GAAP basis. In the fourth quarter of fiscal 2018, excluded items consist of the impact of prior quarters' excluded items on the adjusted non-GAAP tax provision, as well as discrete net tax benefits related to the Tax Cuts and Jobs Act of 2017. 30

RECONCILIATION OF ADJUSTED NON-GAAP RESULTS Q3 2019 EXCLUDED Q3 2019 GAAP ITEMS NON-GAAP ASSET IMPAIRMENT, EXCLUSIVE OF FLAGSHIP STORE $12,610 $10,468 $2,142 EXIT CHARGES OPERATING INCOME 14,479 (10,468) 24,947 INCOME BEFORE INCOME TAXES 11,557 (10,468) 22,025 INCOME TAX EXPENSE (1) 3,987 (2,485) 6,472 NET INCOME $6,523 $(7,983) $14,506 NET INCOME PER DILUTED SHARE $0.10 $(0.12) $0.23 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 63,911 63,911 Q3 2018 EXCLUDED Q3 2018 GAAP ITEMS NON-GAAP MARKETING, GENERAL & ADMNISTRATIVE EXPENSE $117,181 $(3,005) $120,186 OPERATING INCOME 39,680 3,005 36,675 INCOME BEFORE INCOME TAXES 36,823 3,005 33,818 INCOME TAX EXPENSE (1) 12,047 1,469 10,578 NET INCOME $23,919 $1,536 $22,383 NET INCOME PER DILUTED SHARE $0.35 $0.02 $0.33 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 68,308 68,308 (1) Excluded items consist of discrete net tax charges of $0.4 million related to the Tax Cuts and Jobs Act of 2017 in the third quarter of Fiscal 2018, 31 and the tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis.

Abercrombie & Fitch Co.

A&F | a&f | gilly hicks

RECONCILIATION OF CONSTANT CURRENCY RESULTS

NET SALES	Q3 2019	Q3 2018	Δ %
GAAP	$863,472	$861,194	0%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(8,302)	1%
NON-GAAP CONSTANT CURRENCY BASIS	$863,472	$852,892	1%

GROSS PROFIT	Q3 2019	Q3 2018	Δ BPS (2)
GAAP	$518,931	$527,819	(120)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(8,531)	40
NON-GAAP CONSTANT CURRENCY BASIS	$518,931	$519,288	(80)

OPERATING INCOME	Q3 2019	Q3 2018	Δ BPS (2)
GAAP	$14,479	$39,680	(290)
EXCLUDED ITEMS (3)	(10,468)	3,005	(150)
ADJUSTED NON-GAAP	$24,947	$36,675	(140)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(5,406)	60
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$24,947	$31,269	(80)

NET INCOME PER DILUTED SHARE	Q3 2019	Q3 2018	Δ $
GAAP	$0.10	$0.35	$(0.25)
EXCLUDED ITEMS, NET OF TAX (3)	(0.12)	0.02	(0.14)
ADJUSTED NON-GAAP	$0.23	$0.33	$(0.10)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	—	(0.06)	0.06
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$0.23	$0.27	$(0.04)

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 27% tax rate.

(2) The estimated basis point impact has been rounded based on the percentage change.

(3) Excludes the effect of certain items set out on page 30.

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